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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K
                              JOINT CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                OCTOBER 16, 2001


                           LA QUINTA PROPERTIES, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       0-9109                    95-3520818
         --------                       ------                    ----------
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
    of Incorporation)                   Number)              Identification No.)


                  909 HIDDEN RIDGE, SUITE 600, IRVING, TX 75038
                  ---------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (214) 492-6600
                                 --------------
              (Registrant's telephone number, including area code)


                              LA QUINTA CORPORATION
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       0-9110                    95-3419438
         --------                       ------                    ----------
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
    of Incorporation)                   Number)              Identification No.)


                  909 HIDDEN RIDGE, SUITE 600, IRVING, TX 75038
                  ---------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (214) 492-6600
                                 --------------
              (Registrant's telephone number, including area code)


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This filing contains forward-looking statements that are subject to a number of risks and uncertainties. Actual results and the timing or occurrence of certain events may differ materially from such forward-looking statements. A complete discussion regarding such forward-looking statements and the risks and uncertainties inherent therein and factors which may affect the achievement of any such forward-looking statements is set forth in the Press Release (Exhibit 99.1) filed hereby. You are urged to read such forward-looking statements discussion in the Press Release.

ITEM 5.  OTHER EVENTS.

         PROPOSED RESTRUCTURING. On October 16, 2001, La Quinta Properties, Inc. (the "REIT") and La Quinta Corporation (the "Corporation" and collectively, "La Quinta" or the "Companies") issued a press release announcing that the Boards of Directors of the Companies have unanimously approved, subject to stockholder approval, a restructuring of La Quinta. The restructuring, which will enable the Companies to maintain REIT status and to grow, will result in the REIT becoming a subsidiary controlled by the Corporation. In connection with the restructuring, the REIT will issue two new classes of securities: Class A common stock, which will be issued exclusively to the Corporation, and Class B common stock which will be exchanged for the REIT's common stock currently held by its shareholders. The terms of the Class A and Class B common stock are summarized in general in the Press Release attached as Exhibit 99.1 hereto.

         In addition, in connection with the restructuring, the REIT will be selling a portion of the economic value of the La Quinta(R) brand to the Corporation in exchange for shares of the Corporation's common stock. This transaction is structured to be a tax-free transaction. The transfer of a portion of the economic value of the La Quinta(R) brand from the REIT to the Corporation is structured to ease the REIT's increasing difficulty in satisfying the "income test" required to maintain its real estate investment trust status by reducing the amount of "bad" income generated by the REIT as a result of the royalty fees generated by the brand.

         LA QUINTA CORPORATION 2002 STOCK OPTION AND INCENTIVE PLAN. The Companies' Boards of Directors also approved, subject to stockholder approval, the 2002 Stock Option and Incentive Plan. The 2002 Plan, which will replace the equity award plans currently in place for each of the REIT and the Corporation upon approval of the 2002 Plan, will provide for stock options and other stock-based awards that the Companies believe will help to attract, motivate and retain the caliber of directors, officers, employees and other key persons necessary for La Quinta's future growth.

         EMPLOYEE STOCK PURCHASE PLAN. The Companies have also announced the Boards of Directors approval, subject to stockholder approval, of a new Employee Stock Purchase Plan. This plan will authorize the issuance and purchase by La Quinta's employees of paired shares through payroll deductions.

         SHARE REPURCHASE PROGRAM. The Companies Boards of Directors have also approved a share repurchase program, authorizing the Companies to repurchase up to $20 million of the Companies' equity securities. The program is designed to allow the Companies to take advantage of opportunities that exist from time to time to purchase La Quinta's common and preferred stock in the open market and privately negotiated transactions.

         A copy of the press release issued by La Quinta on October 16, 2001 announcing the restructuring and the stock repurchase program is attached to this report as Exhibit 99.1 and incorporated herein by reference.

                                       ***

This material is not a substitute for the joint proxy statement La Quinta Corporation and La Quinta Properties, Inc. will file, and the prospectus that La Quinta Properties, Inc. may file, with the Securities and Exchange Commission. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND, IF APPLICABLE, THE PROSPECTUS AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION REGARDING THE RESTRUCTURING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The joint proxy statement and other documents which will be filed by La Quinta Corporation and La Quinta Properties, Inc. with the Securities and Exchange Commission will be available free of charge at the SEC's website (www.sec.gov) or by directing a request when such a filing is made to La Quinta Corporation, 909 Hidden Ridge, Suite 600, Irving, Texas, Attn: Investor Relations, telephone (877) 777-6560; or by directing a request when such a filing is made to La Quinta Properties, Inc., 909 Hidden Ridge, Suite 600, Irving, Texas, Attn: Investor Relations, telephone
(877) 777-6560.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              EXHIBIT NO.
              -----------

              99.1 Press Release, dated October 16, 2001, announcing the Companies' restructuring and stock repurchase program.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2001                 LA QUINTA PROPERTIES, INC.


                                        By:    /s/ David L. Rea
                                               -----------------------
                                        Name:  David L. Rea
                                        Title: Chief Financial Officer


                                        LA QUINTA CORPORATION


                                        By:    /s/ David L. Rea
                                               -----------------------
                                        Name:  David L. Rea
                                        Title: Chief Financial Officer